BUFFALO
FUNDS

Balanced Fund
Equity Fund
High Yield Fund
USA Global Fund

Annual Report
March 31, 1998



MESSAGE
To Our Shareholders

Fiscal year ending March 31, 1998 was a successful period for the Buffalo Funds. During the twelve month period, the group added about 4,000 shareholders and $97 million in assets under management. Total distribution for the Funds for the fiscal year are as follows:

                   Investment    Short-Term    Long-Term
                   Income        Capital Gains Capital Gains Total
Balanced           $     .6501   $     .3321   $     .5758   $     1.5580
Equity             $     .0977   $    1.4673   $     .3513   $     1.9163
High Yield         $     .8004   $     .2217   $     .0148   $     1.0369
USA Global         $     .0653   $     .6978   $     .3179   $     1.0810

For corporate shareholders, Buffalo Balanced, Equity, High Yield and USA Global Funds percent of ordinary income distributions qualifying for the corporate dividends received deduction are 10%, 12%, 7% and 28%, respectively.

The balance of this report will be the Portfolio Management Review, in which the Funds' investment counsel, Kornitzer Capital Management, Inc. will discuss fund performance, stock market and economic trends, as well as other matters of interest to our investors.

We welcome the new shareholders who have joined us in the past year, and appreciate the opportunity to serve all of our investors. We would be happy to answer your questions and comments, or to provide information about your respective accounts.

Sincerely,

/s/Larry D. Armel
Larry D. Armel
President


Portfolio Management Review

We want to thank all our fellow shareholders for their continued support. We are pleased to report the twelve month Fund returns are strong and to announce the formation of our fifth Fund, the Buffalo Small Cap Fund. The new Fund, now open to investors, focuses on the stocks of smaller companies with an average market capitalization of $1 billion or less. This Fund will be collectively managed by the research staff at Kornitzer Capital Management, Inc. (KCM) and will invest in both growth and value oriented companies.

We feel the time for starting this Fund is ideal. Over the past five years large company stocks have outpaced small company stocks by nearly 5% annually (measuring the S&P 500 versus the S&P 600 smallcap index). As a result, we are finding many good values in the smallcap segment. With a strong U.S. economy and a lower capital gains tax, we believe the relative performance of small company stocks should soon improve, perhaps meaningfully. We encourage potential investors to order and read the Small Cap Fund prospectus to learn more about the risks of the Fund, the fees and the historical performance of KCM managing small cap assets.

Now let us talk about the financial markets in more detail. In our opinion, the U.S. escaped a serious problem by leading the efforts to contain the Asian financial crisis. Had the collapse of currencies and flight of capital spread to China, South America, Latin America and possibly even Japan, U.S. markets would have fared much worse. Those Asian countries most affected by the crisis are now experiencing economic recessions. Without containment much of the world might now be headed for recession. This was a close call, don't let anyone tell you it wasn't. There still remains some risk that the crisis could repeat itself as both Japan and Indonesia are resisting needed reforms. At present we believe the situation is under control, but should be monitored closely.

While the International Monetary Fund (IMF) has been criticized for the strict reforms it ordered on various Asian countries in exchange for monetary aid, the speed of their actions and the strong role they played must be commended. Influenced by the IMF, the U.S. Treasury Department and top officials of other developed countries, major financial and regulatory reforms are now taking place in Korea and Thailand. Some of the key reforms include the elimination of government directed loans by private banks, the closing of bankrupt banks and the ability of foreign companies to purchase majority stakes in Korean and Thai companies. These reforms have restored confidence in the currencies and stock markets of both countries with each having rebounded from their low point. Long-term these reforms are positive for U.S. companies that want to enter these markets to do business. These markets should be more open to foreign investment and foreign control with less political corruption.

Turning back to the U.S. we are witnessing nothing less than boom conditions. The economy is booming - only the slowdown in exports is keeping Gross Domestic Product (GDP) from growing in excess of 5%. The stock market is booming. The real estate market is heating up. How much longer this party lasts or with what vigor it will continue is now partly in the hands of the Federal Reserve. With the Asian crisis now seemingly in the recovery stage the Fed will likely redirect its attention back to the domestic economy.

The next move by the Fed will be very telling because it may signal whether they believe there are structural changes taking place in the economy that will allow for faster growth without increased inflation. This camp, which may include Chairman Alan Greenspan, believes the economy is much less prone to inflation than previously thought. Some of the reasons for this sustainable change include the technology revolution, global competition, the decline of unions, deregulation of most industries, managed healthcare and the continuing high level of business investment. The traditional central banker argument would be that it is dangerous to wait until inflation pressures build before raising interest rates. Interest rates should be used as a preventive tool when the economy is exhibiting signs of strength. No one knows which camp will win, but a move to raise rates would likely lead to a short-term correction in the stock market.

Over the past year KCM has remained committed to its philosophy of stressing consistent returns and paying close attention to the risk profile of all the Funds. As you will read in the upcoming paragraphs on each of the Funds, KCM positioned the Funds in a more defensive position during the months leading up to the Asian crisis. This meant a bit more cash than usual and less exposure to companies doing business in Asia. Looking back, the U.S. market experienced only a minor correction and bounced back with amazing speed. However, if we faced the same situation today our strategy would be no different. The risk level in the market was very high and the outcome was impossible to predict. Stocks could have easily dropped 20% versus rising 20% as they eventually did.

With the world macroeconomic picture now more settled our strategy as we move forward in 1998 is to intensify our research efforts and focus on picking attractive stocks and bonds. The KCM research team has recently embarked on an effort to do in-depth reviews of industries with high growth potential. One recent review was done on the genomics (study of human genes) industry - a high technology industry which represents the next evolutionary step in disease management and prevention. Our findings here may lead to numerous investments in the Buffalo Funds, particularly the new Small Cap Fund, which could add strong growth potential long-term. As the year progresses, we intend to target other high growth industries for proprietary research to supplement our ongoing efforts.

The following is a snapshot and comment on how each of the Buffalo Funds performed over the past 12 months.

Buffalo Balanced Fund

Buffalo Balanced Fund generated a total return (price change and reinvested distributions) of 24.76% for the twelve months ended March 31, 1998. The average balanced fund, as measured by Lipper Analytical Services, registered a return of 28.13% for the period. It is important to note that this performance for the Buffalo Balanced Fund was achieved despite an ending fund allocation of only 31% to common stocks during a strong period for equities. This allocation is well below the average balanced fund which typically invests over 50% of assets in common stocks according to Morningstar, Inc. The Fund carried little cash during the period, but at times allocated as little as 25% to stocks to reduce risk during the Asian crisis.

The Balanced Fund's asset allocation continues to be driven by a philosophy which emphasizes consistent performance and a low level of fund price volatility. We continue to recommend this Fund for those investors wanting to reduce, but not eliminate exposure to stocks. The Fund's current combination of roughly 1/3 blue chip stocks, 1/3 high yield corporate bonds and 1/3 high yield convertible securities produces a high level of current income and positions the Fund for reasonable capital appreciation during a rising stock market. The past twelve months was a perfect example.
In addition to it's position in equities, the Fund benefited from numerous large gains in convertible security holdings. These included such issues as Kmart, Bethlehem Steel, McDermott International, Loral Space & Communications and Rent-Way. Strong equity performers for the period included companies such as Beneficial Corp., Chase Manhattan Corp., Fleet Financial, PMI Group and Texas Industries.

GRAPH -- Buffalo Balanced Fund versus S&P 500 and Merrill Lynch Bond Fund Index Weighted Average

Average Annual compounded total returns for one year, three years and the life of the Fund (inception August 12, 1994) as of March 31, 1998, were 24.76%, 18.52% and 15.96%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Buffalo Equity Fund

Buffalo Equity Fund generated a total return (price change and reinvested distributions) of 36.97% for the twelve months ended March 31, 1998. This return lagged the unmanaged Standard & Poor's 500 return of 47.96% and the 38.93% return for the average capital appreciation fund, as measured by Lipper Analytical Services.

The Fund's underperformance for the twelve month period came largely in the September 1997 to March 1998 timeframe. During this period the Fund had as much as 20% of assets in cash as a defensive measure to the threat of the Asian crisis. The Fund also reduced holdings of companies with significant business exposure to Asia.

Top stocks for the period included names such as Allstate, Merck, A T & T, Sara Lee and Bestfoods. The Fund now carries a minimal cash position and is back to the core focus of buying a combination of both growth and value stocks. Individual stock-picking will be the key to performance for the coming year.

GRAPH -- Buffalo Equity Fund versus S&P 500

Average Annual compounded total returns for one year and the life of the Fund (inception May 19, 1995) as of March 31, 1998, were 36.97% and 30.45%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Buffalo High Yield Fund

Buffalo High Yield Fund generated a total return (price change and reinvested distributions) of 18.63% for the twelve months ended March 31, 1998. The Lipper High Yield Bond Fund Index provided a return of 16.94% for the period. Many of the same convertible securities highlighted in our discussion of the Balanced Fund were also deployed in the High Yield Fund. Other outperforming issues over the past year included convertible bonds such as Bay Networks and Argosy Gaming.

The Fund continues to bolster its large holdings of high yielding convertible bonds in the technology sector. Another area of recent interest is the copper industry which is terribly out of favor, but showing early signs of a turnaround in the supply/demand equation. New purchases here include Freeport Copper & Gold and Cypress Amax Minerals. The Fund ended the period with a large cash position. This position was not strategic, but was the result of a large inflow of new cash just days before March 31. This cash is now being invested at a steady pace.

GRAPH -- Buffalo High Yield Fund versus
Merrill Lynch High Yield Bond Fund Index

Average Annual compounded total returns for one year and the life of the Fund (inception May 19, 1995) as of March 31, 1998, were 18.63% and 17.24%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Buffalo USA Global

Buffalo USA Global Fund generated a total return (price change and reinvested distributions) of 31.33% for the twelve months ended March 31, 1998. These results lagged the 47.96% return of the unmanaged Standard & Poor's 500 and the 38.93% return for the average capital appreciation fund, as measured by Lipper Analytical Services. The Fund must be primarily compared to U.S. benchmarks because it owns only U.S. stocks. However, the Fund has a strong international component since all companies in the Fund must receive at least 40% of sales or net income from outside the United States.

Much like the Equity Fund the USA Global Fund suffered from a larger than normal cash position during a portion of the period. This cash position reached as high as 22% of assets during the highest risk period of the Asian crisis. The Fund also restructured some of its holdings in anticipation of the crisis.

We believe the companies in the Fund could be long-term beneficiaries of the many positive reforms taking place throughout Asia. We say this with confidence because the Fund concentrates on the type of U.S. companies most likely to already have or soon will have major investments in these countries. We have rarely been more optimistic about the long-term prospects for U.S. multinational companies. Down the road we believe the Asian crisis will be viewed as a precursor to freer markets throughout the region and as a major buying opportunity for these companies.

Some of the Fund's top performers for the period included AFLAC, Bristol-Myers Squibb, Cisco, Interface and Schering-Plough.

We look forward to reviewing all the Funds with you in future letters. All of us on the KCM research team thank you for your confidence in our management of the Buffalo Funds. As fellow shareholders we are fully committed to helping you achieve your financial success in the future.

GRAPH -- Buffalo USA Global Fund versus S&P 500

Average Annual compounded total returns for one year and the life of the Fund (inception May 19, 1995) as of March 31, 1998, were 31.33% and 27.43%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Sincerely,


/s/John Kornitzer
John Kornitzer
President

/s/Kent Gasaway
Kent Gasaway
Sr. Vice President

/s/Tom Laming
Tom Laming
Sr. Vice President


BUFFALO
BALANCED FUND

STATEMENT OF NET ASSETS
March 31, 1998

        SHARES  COMPANY                                         COST               MARKET VALUE
COMMON STOCKS - 31.19%
BASIC MATERIALS - 2.24%
        18,400  Republic Group, Inc.                     $      356,866          $      374,900
        15,000  Texas Industries, Inc.                          628,797                 867,188
                                                                985,663               1,242,088
CAPITAL GOODS - 3.80%
        15,000  Blount International, Inc. Cl. A                348,198                 446,250
        15,000  Elcor Corp.                                     390,299                 403,125
         7,500  Lockheed Martin Corp.                           730,710                 843,750
         7,500  TRW, Inc.                                       427,656                 413,436
                                                              1,896,863               2,106,561
CONSUMER CYCLICAL - 4.11%
        16,000  Dillard's, Inc. Cl. A                           578,925                 591,000
         8,000  Interface, Inc. Cl. A                           318,500                 332,500
        50,000  Kmart Corp.*                                    652,750                 834,375
        15,000  Modine Manufacturing Co.                        442,375                 521,250
                                                              1,992,550               2,279,125
CONSUMER STAPLES - 1.04%
        15,000  Dial Corp.                                      245,750                 359,062
        15,000  Pilgrim's Pride Corp.                           206,685                 218,438
                                                                452,435                 577,500
ENERGY - 7.40%
         7,500  Coastal Corp.                                   283,500                 503,906
         5,000  Enron Corp.                                     199,000                 231,875
        20,000  McDermott (J. Ray) SA*                          757,850                 842,500
        25,000  McDermott International, Inc.*                  711,228               1,032,813
        10,000  Triton Energy Ltd. Cayman Islands Cl. A*        283,687                 367,500
        15,500  United Meridian Corp.*                          484,400                 468,875
        86,200  Wainoco Oil Corp.*                              654,842                 651,888
                                                              3,374,507               4,099,357
FINANCIAL - 6.70%
         7,500  Allstate Corp.                                  553,527                 689,531
         4,000  American Financial Group, Inc.                  167,950                 173,500
         7,500  Beneficial Corp.                                602,320                 932,344
         5,000  Chase Manhattan Corp.                           517,000                 674,375
         7,500  Fleet Financial Group, Inc.                     540,547                 637,969
         7,500  PMI Group, Inc.                                 446,625                 605,625
                                                              2,827,969               3,713,344
HEALTH CARE - 1.29%
         7,500   American Home Products Corp.                   587,656                 715,313

TECHNOLOGY - 3.41%
        15,000  Diebold, Inc.                                   530,875                 660,000
        10,000  GTE Corp.                                       496,344                 598,750
	25,000	Seagate Technology, Inc.* 			889,875			631,250
                                                              1,917,094               1,890,000
TRANSPORTATION & SERVICES - 1.20%
        22,500  Southwest Airlines Co.                          365,750                 665,156

TOTAL COMMON STOCKS                                          14,400,487              17,288,444

CONVERTIBLE PREFERRED STOCKS - 10.57%
	16,500	Bethlehem Steel Corp.,
                $3.50, 144A                                     683,813                 783,750
         5,000  Cyprus Amax Minerals Co.,
                $4, Series A*                                   248,125                 242,500
	53,900	ICO Inc.,
                dep. shrs. repstg. 1/4 pfd. cv.               1,126,889               1,195,906
	14,900	Kmart Financing I,
                7.750% tr. cv. pfd. secs.                       835,149                 934,975
	10,000	Loral Space & Communications Ltd.,
                Series C                                        494,550                 752,500
	10,000	McDermott International, Inc.,
                Series A                                        303,500                 413,750
	26,210	McDermott International, Inc.,
                Series C                                      1,100,622               1,536,561
TOTAL CONVERTIBLE PREFERRED STOCKS                            4,792,648               5,859,942

	FACE
        AMOUNT  DESCRIPTION                                     COST               MARKET VALUE
CORPORATE BONDS - 27.07%
$      690,000  Argosy Gaming Co.,
                13.25% 1st. mtg. note, due 6-1-04               627,800                 769,350
     1,500,000  Callon Petroleum Co. Delaware,
                10.125% sr. sub. note, due 9-15-02            1,491,360               1,573,859
       800,000  Clark Material Handling Co.,
                10.75% sr. note, due 11-15-06                   800,000                 862,000
       726,000  CompUSA, Inc.,
                9.50% gtd. sr. sub. note, due 6-15-00           625,420                 752,317
       750,000  Fairchild Semiconductor Corp.,
                10.125% sr. sub. note, due 3-15-07              748,750                 780,000
     1,000,000  Giant Industries, Inc.,
                9.75% gtd. sr. sub. note, due 11-15-03          977,500               1,042,500
     1,785,000  HS Resources, Inc.,
                9.875% sr. sub. note, due 12-1-03             1,757,475               1,856,400
       250,000  ICO, Inc.,
                10.375% sr. note, due 6-1-07                    250,000                 262,500
     1,000,000  Kaiser Aluminum & Chemical Corp.,
                9.875% sr. note, due 2-15-02                    985,175               1,043,750
       250,000  Kmart Corp.,
                8.375% note, due 7-1-22                         239,000                 253,664
       750,000  Nationwide Credit, Inc.,
                10.25% sr. sub. note 144A, due 1-15-08          750,000                 772,500
       750,000  Nortek Inc.,
                9.875% sr. sub. note, due 3-1-04                714,567                 780,937
       415,000  Pilgrim's Pride Corp.,
                10.875% sr. sub. note, due 8-1-03               396,437                 436,788
       500,000  Purina Mills, Inc.,
                9.00% sr. sub. note 144A, due 3-15-10           500,000                 518,750
       675,000  Rutherford-Moran Oil Corp.,
                10.75% sr. sub. note 144A, due 10-1-04          675,625                 705,375
       150,000  Stone Container Corp.,
                10.75% 1st. mtg. note, due 10-1-02              149,029                 160,500
       100,000  Triangle Pacific Corp. Delaware,
                10.50% sr. note, due 8-1-03                      99,500                 105,500
     1,000,000  United Refining Co.,
                10.75% sr. note, Series A, due 6-15-07        1,000,000               1,055,000
     1,300,000  Wiser Oil Co. Delaware,
                9.50% sr. sub. note, due 5-15-07              1,265,750               1,270,750
TOTAL CORPORATE BONDS                                        14,053,388              15,002,440

CONVERTIBLE CORPORATE BONDS - 28.48%
     1,500,000  Air & Water Technologies Corp.,
                8.00% sub. deb., due 5-15-15                    885,000               1,246,875
     1,099,000  Allwaste, Inc.,
                7.25% sub. deb., due 6-1-14                     966,025               1,013,827
     1,870,000  Argosy Gaming Co.,
                12.00% sub. note, due 6-1-01                  1,846,813               1,715,725
       300,000  Danka Business Systems PLC,
                6.75% sub. note, due 4-1-02                     283,500                 288,375
     2,292,000  Exide Corp.,
                2.90% sr. sub. note, due 12-15-05             1,420,980               1,418,175
     1,500,000  HMT Technology Corp.,
                5.75% sub. note, due 1-15-04                  1,330,656               1,282,500
     1,658,000  Integrated Device Technology, Inc.,
                5.50% sub. note, due 6-1-02                   1,423,940               1,485,982
     1,500,000  Intevac, Inc.,
                6.50% sub. note 144A, due 3-1-04              1,315,938               1,164,376
       700,000  Key Energy Group, Inc.,
                5.00% sub. note 144A, due 9-15-04               637,552                 576,875
       500,000  Moran Energy Inc.,
                8.75% sub. deb., due 1-15-08                    431,438                 492,500
       500,000  National Semiconductor Corp.,
                6.50% sub. note 144A, due 10-1-02               493,125                 484,375
       160,000  Oryx Energy Co.,
                7.50% sub. deb., due 5-15-14                    134,063                 160,400
     1,300,000  Rent-Way, Inc.,
                7.00% sub. deb., due 2-1-07                   1,237,500               2,255,500
       415,000  Sun, Inc.,
                6.75% sub. deb., due 6-15-12                    412,553                 439,381
       127,000  Swift Energy Co.,
                6.25% sub. note, due 11-15-06                   124,972                 124,460
       985,000  Synoptics Communications, Inc.,
                5.25% sub. deb., due 5-15-03                    872,363                 964,069
       680,000  VLSI Technology, Inc.,
                8.25% sub. note, due 10-1-05                    650,729                 675,750
TOTAL CONVERTIBLE CORPORATE BONDS                            14,467,147              15,789,145

REPURCHASE AGREEMENT - 1.08%
       600,000  UMB Bank, n.a., 5.38%, due 4-1-98
                (Collateralized by $612,588
                U.S.Treasury Notes, 6.25%, due 4-30-01)  $      600,000          $      600,000

TOTAL INVESTMENTS - 98.39%                               $   48,313,670              54,539,971

Other assets less liabilities - 1.61%                                                   893,884

TOTAL NET ASSETS -100.00%
	(equivalent to $11.50 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        4,820,580 shares outstanding)                                            $   55,433,855


For federal income tax purposes, the identified cost of investments owned at March 31, 1998, was $48,313,670.
Net unrealized appreciation for federal income tax purposes was $6,226,301, which is comprised of unrealized appreciation of $6,926,800 and unrealized depreciation of $700,499.

*Non-income producing security

See accompanying Notes to Financial Statements.


BUFFALO
EQUITY FUND

STATEMENT OF NET ASSETS
March 31, 1998

        SHARES  COMPANY                                         COST               MARKET VALUE
COMMON STOCKS - 96.16%
BASIC MATERIALS - 5.01%
        18,800  Georgia Gulf Corp.                       $      563,678          $      509,950
         2,000  Praxair, Inc.                                   103,850                 102,875
        25,500  Sigma Aldrich Corp.                             891,476                 949,875
        3,500   Texas Industries, Inc.                          153,450                 202,344
                                                              1,712,454               1,765,044
CAPITAL GOODS - 7.13%
        12,800  Elcor Corp.                                     344,677                 344,000
         1,500  Lockheed Martin Corp.                           152,325                 168,750
         1,500  Northrop Grumman Corp.                          132,825                 161,156
	11,500	Rockwell International Corp. 			680,387			659,812
        19,500  Sundstrand Corp.                              1,039,815               1,179,750
                                                              2,350,029               2,513,468
CONSUMER CYCLICAL - 11.32%
        16,600  Cendant Corp.*                                  571,111                 657,775
        28,800  CompUSA, Inc.*                                  689,377                 748,800
        21,400  Dillard's, Inc. Cl. A                           769,973                 790,462
        15,550  FDX Corp.*                                      858,452               1,020,469
         6,400  Interface, Inc. Cl. A                           253,300                 266,000
        30,200  Kmart Corp.*                                    420,820                 503,962
                                                              3,563,033               3,987,468
CONSUMER STAPLES - 13.58%
         7,600  Bestfoods, Inc.                                 589,872                 888,250
         5,500  Coca-Cola Co.                                   348,150                 425,906
        32,000  Dial Corp.                                      590,662                 766,000
        14,000  McDonald's Corp.                                664,132                 840,000
         4,000  Reebok International Ltd.*                      161,950                 122,000
        15,400  Sara Lee Corp.                                  653,845                 949,025
        32,700  Viad Corp.                                      631,148                 792,975
                                                              3,639,759               4,784,156
ENERGY - 12.86%
         8,100  Amoco Corp.                                     785,080                 699,637
         8,150  British Petroleum PLC Sh F ADR                  648,451                 701,410
         7,400  Chevron Corp.                                   590,620                 594,313
        23,800  Enron Corp.                                     930,753               1,103,725
        11,000  Mobil Corp.                                     825,206                 842,875
        16,000  Triton Energy Ltd. Cayman Islands Cl. A*        607,800                 588,000
                                                              4,387,910               4,529,960
FINANCIAL - 18.97%
        13,300  AFLAC, Inc.                                     716,002                 841,225
        11,500  Allstate Corp.                                  731,875               1,057,281
        10,800  American Express Co.                            942,315                 991,575
	14,000	American Financial Group, Inc. 			581,969			607,250
         5,900  Chase Manhattan Corp.                           649,264                 795,763
         8,100  Chubb Corp.                                     515,579                 634,838
        12,100  Fleet Financial Group, Inc.                     958,455               1,029,256
         7,600  Golden West Financial Corp. Delaware            665,130                 728,175
                                                              5,760,589               6,685,363
HEALTH CARE - 10.70%
         8,000  ALZA Corp.*                                     221,713                 358,500
        12,000  Johnson & Johnson                               763,625                 879,750
        10,500  Merck & Company, Inc.                           949,338               1,347,938
         6,400  Pfizer, Inc.                                    287,610                 638,000
         6,700  Schering-Plough Corp.                           504,116                 547,306
                                                              2,726,402               3,771,494
MISCELLANEOUS - 0.44%
           900  ISS Group, Inc.*                                 19,800                  34,988
         6,500  Melita International Corp.*                      64,250                 118,625
                                                                 84,050                 153,613
TECHNOLOGY - 13.39%
         7,000  A T & T Corp.                                   299,756                 459,375
         6,000  Bay Networks,  Inc.*                            137,050                 162,750
        10,400  Cisco Systems, Inc.*                            484,569                 711,100
        17,800  Diebold, Inc.                                   705,421                 783,200
        11,700  GTE Corp.                                       597,441                 700,537
         4,000  Hewlett-Packard Co.                             251,608                 253,500
        13,300  Loral Space & Communications, Ltd.*             231,953                 371,569
	18,400	National Semiconductor Corp.*			424,482			385,250
	19,500	Scientific-Atlanta, Inc. 			367,444			381,469
         5,000  Seagate Technology, Inc.*                       204,219                 126,250
        11,900  Tracor, Inc.*                                   349,195                 381,544
                                                              4,053,138               4,716,544
TRANSPORTATION & SERVICES - 2.76%
        32,900  Southwest Airlines Co.                          540,407                 972,606

TOTAL COMMON STOCKS                                          28,817,771              33,879,716

	FACE
        AMOUNT  DESCRIPTION                                     COST               MARKET VALUE

REPURCHASE AGREEMENT - 6.67%
$    2,350,000  UMB Bank, n.a.,
                5.38%, due 4-1-98
                (Collateralized by $2,397,903
                U.S. Treasury Notes, 6.25%, due 4-30-01) $    2,350,000          $    2,350,000

TOTAL INVESTMENTS - 102.83%                              $   31,167,771              36,229,716

Other assets less liabilities -  (2.83%)                                              (996,776)

TOTAL NET ASSETS - 100.00%
	(equivalent to $16.94 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        2,080,301 shares outstanding)                                            $   35,232,940


For federal income tax purposes, the identified cost of investments owned at March 31, 1998, was $31,171,912.
Net unrealized depreciation for federal income tax purposes was $5,057,804, which is comprised of unrealized appreciation of $5,400,294 and unrealized depreciation of $342,490.

*Non-income producing security

See accompanying Notes to Financial Statements.


BUFFALO
HIGH YIELD FUND

STATEMENT OF NET ASSETS
March 31, 1998

        SHARES  COMPANY                                         COST               MARKET VALUE
COMMON STOCK - 0.72%
        96,233  Fedders Corp. Cl. A (non-voting)         $      549,138          $      511,238

CONVERTIBLE PREFERRED STOCKS - 9.52%
	22,000	Bethlehem Steel Corp.,
                $3.50, 144A                                     930,500               1,045,000
	11,000	Cyprus Amax Minerals Co.,
                $4, Series A*                                   545,875                 533,500
         7,000  Freeport-McMoran Copper & Gold, Inc.,
                dep. shrs. repstg. 0.05 pfd. cv. step up        147,612                 159,688
	15,000	Hollinger International, Inc.,
                9.75% pfd. increased div. equity sec.           189,331                 214,687
	33,000	ICO, Inc., dep. shrs.
                repstg. 1/4 pfd. cv.                            704,810                 732,187
	24,900	Kmart Financing I, 7.750%
                tr. cv. pfd. secs.                            1,365,673               1,562,475
         6,000  Lomak Financing Trust,
                tr. cv. pfd. secs. 144A                         302,250                 302,250
	17,300	Loral Space & Communications Ltd.,
                Series C                                        868,938               1,301,825
         4,100  McDermott International, Inc.,
                Series A                                        119,865                 169,638
	13,000	McDermott International, Inc.,
                Series C                                        541,500                 762,125
TOTAL CONVERTIBLE PREFERRED STOCKS                            5,716,354               6,783,375

	FACE
        AMOUNT  DESCRIPTION                                     COST               MARKET VALUE

CORPORATE BONDS - 25.60%
$      400,000  Argosy Gaming Co.,
                13.25% 1st. mtg. note, due 6-1-04               376,500                 446,000
        65,000  Bethlehem Steel Corp.,
                10.375% sr. note, due 9-1-03                     64,407                  69,225
     1,000,000  Callon Petroleum Co. Delaware,
                10.125% sr. sub. note, due 9-15-02              994,240               1,049,239
       700,000  Clark Material Handling Co.,
                10.75% unrestricted sr. note 144A,
                due 11-15-06                                    700,000                 754,250
       500,000  Cliffs Drilling Co.,
                10.25% sr. note, Series B, due 5-15-03          518,750                 543,750
       545,000  CompUSA, Inc.,
                9.50% gtd. sr. sub. note, due 6-15-00           550,244                 564,756
       600,000  Duane Reade, Inc.,
                9.25% sr. sub note, due 2-15-08                 600,000                 607,500
       500,000  Exide Corp.,
                10.00% sr. note, due 4-15-05                    495,000                 526,250
       535,000  Fairchild Semiconductor Corp.,
                10.125% sr. sub. note, due 3-15-07              534,912                 556,400
       435,000  Giant Industries, Inc.,
                9.75% gtd. sr. sub. note, due 11-15-03          431,625                 453,487
       765,000  HS Resources, Inc.,
                9.875% sr. sub. note, due 12-1-03               751,975                 795,600
       500,000  ICO, Inc.,
                10.375% sr. note, due 6-1-07                    500,000                 525,000
       500,000  Interface, Inc.,
                9.50% sr. sub. note, Series B, due 11-15-05     480,000                 543,750
       121,000  Kmart Corp. Pass Thru Trust,
                9.78% mtg. pass thru ctf.,
                Series 95-K-2, due 1-15-20                      125,235                 125,235
        35,000  Kmart Funding Corp.,
                9.44% secd. lease bd., Series G, due 7-1-18      35,350                  38,176
       575,000  Kmart Corp.,
                8.25% note, due 1-1-22                          551,731                 583,148
       650,000  Kaiser Aluminum & Chemical Corp.,
                9.875% sr. note, due 2-15-02                    642,397                 678,438
       750,000  Nationwide Credit, Inc.,
                10.25% sr. sub. note 144A, due 1-15-08          750,000                 772,500
     1,000,000  Newcor, Inc.,
                9.875% sr. sub. note 144A, due 3-1-08         1,000,000               1,015,000
       505,000  Nortek, Inc.,
                9.875% sr. sub. note, due 3-1-04                487,628                 525,831
       500,000  Numatics, Inc.,
                9.625% sr. sub. note 144A, due 4-1-08           500,000                 513,750
       100,000  Parker Drilling Co.,
                9.75% sr. note, Series B, due 10-15-06           99,215                 107,250
       600,000  Pilgrim's Pride Corp.,
                10.875% sr. sub. note, due 8-1-03               578,750                 631,500
        25,000  Plains Resources, Inc.,
                10.25% sr. sub. note, Series B, due 3-15-06      25,437                  27,000
       250,000  Premier Parks, Inc.,
                9.25% sr. note, due 4-1-06                      250,000                 256,875
       150,000  Premier Parks, Inc.,
                9.75% sr. note, due 1-15-07                     150,000                 162,188
     1,250,000  Purina Mills, Inc.,
                9.00% sr. sub note 144A, due 3-15-10          1,250,000               1,296,875
     1,000,000  Rutherford-Moran Oil Corp.,
                10.75% sr. sub. note 144A, due 10-1-04        1,001,250               1,045,000
       500,000  Southdown, Inc.,
                10.00% sr. sub. note, Series B, due 3-1-06      512,500                 557,500
        25,000  URS Corp.,
                8.625% sr. sub. deb., due 1-15-04                23,125                  24,875
       790,000  United Refining Co.,
                10.75% sr. note, Series B, due 6-15-07          789,550                 833,450
     1,650,000  Wiser Oil Co. Delaware,
                9.50% sr. sub. note, due 5-15-07              1,614,000               1,612,875
TOTAL CORPORATE BONDS                                        17,383,821              18,242,673

CONVERTIBLE CORPORATE BONDS - 24.13%
       570,000  Air & Water Technologies Corp.,
                8.00% sub. deb., due 5-15-15                    481,175                 473,812
     1,076,000  Allwaste, Inc.,
                7.25% sub. deb., due 6-1-14                   1,060,775                 992,610
       675,000  Argosy Gaming Co.,
                12.00% sub. note, due 6-1-01                    574,198                 619,313
       500,000  Danka Business Systems PLC,
                6.75% sub. note, due 4-1-02                     476,625                 480,625
     1,950,000  Exide Corp.,
                2.90% sr. sub. note, due 12-15-05             1,220,750               1,206,562
     1,705,000  HMT Technology Corp.,
                5.75% sub. note, due 1-15-04                  1,444,267               1,457,775
     1,470,000  Integrated Device Technology, Inc.,
                5.50% sub. note, due 6-1-02                   1,264,088               1,317,487
     1,730,000  Intevac, Inc.,
                6.50% sub. note 144A, due 3-1-04              1,529,575               1,342,913
       895,000  Key Energy Group, Inc.,
                5.00% sub. note 144A, due 9-15-04               832,323                 735,501
     1,075,000  Micron Technology, Inc.,
                7.00% sub. note, due 7-1-04                   1,058,750               1,036,031
       761,000  Moran Energy Inc.,
                8.75% sub. deb., due 1-15-08                    643,357                 749,585
     1,500,000  National Semiconductor Corp.,
                6.50% sub. note 144A, due 10-1-02             1,461,250               1,453,125
       550,000  OHM Corp.,
                8.00% sub. deb., due 10-1-06                    493,537                 537,625
       535,000  Oryx Energy Co.,
                7.50% sub. deb., due 5-15-14                    475,825                 536,337
       700,000  Rent-Way, Inc.,
                7.00% sub. deb., due 2-1-07                     670,000               1,214,500
       525,000  Swift Energy Co.,
                6.25% sub. note, due 11-15-06                   517,150                 514,500
       500,000  Synoptics Communications, Inc.,
                5.25% sub. deb., due 5-15-03                    439,625                 489,375
     1,350,000  VLSI Technology, Inc.,
                8.25% sub. note, due 10-1-05                  1,322,948               1,341,563
     1,000,000  Western Digital Corp.,
                zero cpn. sub. deb. 144A, due 2-18-18           356,710                 355,000
       378,000  Weston (Roy F.), Inc.,
                7.00% sub. deb., due 4-15-02                    322,590                 341,618
TOTAL CONVERTIBLE CORPORATE BONDS                            16,645,518              17,195,857

REPURCHASE AGREEMENT - 1.96%
     1,395,000  UMB Bank, n.a., 5.38%, due 4-1-98
                (Collateralized by $1,423,427
                U.S. Treasury Notes, 6.25%, due 4-30-01) $    1,395,000          $    1,395,000

TOTAL INVESTMENTS -  61.93%                              $   41,689,831              44,128,143

Other assets less liabilities - 38.07%                                               27,129,549

TOTAL NET ASSETS - 100.00%
	(equivalent to $12.83 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        5,552,397 shares outstanding)                                            $   71,257,692


For federal income tax purposes, the identified cost of investments owned at March 31, 1998, was $41,689,831.
Net unrealized appreciation for federal income tax purposes was $2,438,312, which is comprised of unrealized appreciation of $2,898,116 and unrealized depreciation of $459,804.

*Non-income producing security

See accompanying Notes to Financial Statements.


BUFFALO
USA GLOBAL FUND

STATEMENT OF NET ASSETS
March 31, 1998

        SHARES  COMPANY                                         COST               MARKET VALUE
COMMON STOCKS - 91.69%
BASIC MATERIALS - 2.15%
        19,000  Praxair, Inc.                            $      949,173          $      977,313

CAPITAL GOODS - 14.58%
        15,900  Air Products & Chemicals, Inc.                1,248,401               1,317,713
        17,950  Boeing Co.                                      950,386                 935,644
        24,400  Rockwell International Corp.                  1,298,358               1,399,950
        39,000  Teleflex, Inc.                                1,075,075               1,638,000
        24,300  TRW, Inc.                                     1,340,821               1,339,538
                                                              5,913,041               6,630,845
CONSUMER CYCLICAL - 5.33%
        30,000  Interface, Inc. Cl. A                           611,396               1,246,875
        20,900  Lear Corp.*                                     794,989               1,178,238
                                                              1,406,385               2,425,113
CONSUMER STAPLES - 18.13%
        15,900  Bestfoods, Inc.                               1,268,118               1,858,313
        11,700  Coca-Cola Co.                                   686,232                 906,019
         1,800  Gillette Co.                                    213,278                 213,638
        32,550  McDonald's Corp.                              1,540,821               1,953,000
        27,500  Sara Lee Corp.                                1,124,269               1,694,688
        19,800  Wrigley, (Wm.) Jr. Co.                        1,261,446               1,618,650
                                                              6,094,164               8,244,308
ENERGY - 8.59%
	20,000	McDermott International, Inc.  			690,688			826,250
        17,600  Mobil Corp.                                   1,217,807               1,348,600
        15,900  Texaco, Inc.                                    927,225                 957,975
        21,000  Trition Energy Ltd. Cayman Islands Cl. A*       796,643                 771,750
                                                              3,632,363               3,904,575
FINANCIAL - 3.85%
        27,700  AFLAC, Inc.                                   1,122,762               1,752,025

HEALTH CARE - 14.81%
         7,300  American Home Products Corp.                    574,765                 696,237
        15,700  Bristol-Myers Squibb Co.                        973,778               1,637,706
        23,200  Johnson & Johnson                             1,290,754               1,700,850
        10,200  Pfizer, Inc.                                    454,705               1,016,813
        20,600  Schering-Plough Corp.                           765,126               1,682,762
                                                              4,059,128               6,734,368
TECHNOLOGY - 24.25%
        31,000  AMP, Inc.                                     1,236,025               1,358,188
        28,400  Analog Devices, Inc.*                           683,857                 944,300
	17,900	Applied Micro Circuits Corp.* 			238,750			402,750
         5,822  Avant Corp.                                     111,450                 121,534
        19,000  Bay Networks, Inc.*                             489,925                 515,375
        20,100  Cisco Systems, Inc.*                            932,300               1,374,337
        22,200  Hewlett-Packard Co.                           1,275,101               1,406,925
        63,100  HMT Technology Corp.*                           839,854                 816,356
        39,800  Integrated Device Technology, Inc.*             442,931                 559,687
        57,400  Intevac, Inc.*                                  607,774                 441,262
         5,600  Motorola, Inc.                                  323,118                 339,500
        40,300  National Semiconductor Corp.*                 1,054,002                 843,781
        16,500  OSI Systems, Inc.*                              222,750                 191,812
	26,100	Seagate Technology, Inc.* 			940,713			659,025
        16,500  SED International Holdings, Inc.*               312,450                 187,687
        22,600  Thermoquest Corp.*                              421,093                 406,800
         3,000  VLSI Technology, Inc.*                           59,438                  56,250
        22,900  Western Digital Corp.*                          553,320                 402,181
                                                             10,744,851              11,027,750
TOTAL COMMON STOCKS                                          33,921,867              41,696,297

	FACE
        AMOUNT  DESCRIPTION                                      COST              MARKET VALUE
REPURCHASE AGREEMENT - 9.31%
$    4,235,000  UMB Bank, n.a., 5.70%, due 4-1-98
			(Collateralized by $4,320,631
                        U.S. Treasury Notes,
                        6.25%, due 4-30-01)                   4,235,000               4,235,000

TOTAL INVESTMENTS - 101.00%                              $   38,156,867              45,931,297

Other assets less liabilities -  (1.00%)                                              (455,862)

TOTAL NET ASSETS - 100.00%
	(equivalent to $17.29 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        2,629,431 shares outstanding)                                            $   45,475,435

For federal income tax purposes, the identified cost of investments owned at March 31, 1998, was $38,255,313.
Net unrealized appreciation for federal income tax purposes was $7,675,984, which is comprised of unrealized appreciation of $8,727,010 and unrealized depreciation of $1,051,026.

*Non-income producing security

See accompanying Notes to Financial Statements.



STATEMENTS OF ASSETS
AND LIABILITIES
March 31, 1998

                                                   BALANCED         EQUITY           HIGH YIELD       USA GLOBAL
                                                   FUND             FUND             FUND             FUND
ASSETS:
  Investments, at value (identified cost
    $48,313,670, $31,167,771, $41,689,831, and
    $38,156,867, respectively)                     $ 54,539,971     $ 36,229,716     $ 44,128,143     $ 45,931,297
  Cash                                                  661,143           60,353       26,559,100          618,279
  Dividends receivable                                   68,315           42,139           25,522           17,305
  Interest receivable                                   805,026             -             794,927             -
  Receivables for investments sold                         -             109,296             -                -
    Total assets                                     56,074,455       36,441,504       71,507,692       46,566,881

LIABILITIES AND NET ASSETS:
  Payable for investments purchased                     640,600        1,208,564          250,000        1,091,446
    Total liabilities                                   640,600        1,208,564          250,000        1,091,446
NET ASSETS                                         $ 55,433,855     $ 35,232,940     $ 71,257,692     $ 45,475,435

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)      $ 47,971,754     $ 29,372,862     $ 68,376,331     $	36,438,982
  Accumulated undistributed
    net investment income                                18,710           64,097           59,581           74,949
  Accumulated undistributed
    net realized gain on
    investment transactions                           1,217,090          734,036          383,468        1,187,074
  Net unrealized appreciation in
    value of investments                              6,226,301        5,061,945        2,438,312        7,774,430
NET ASSETS APPLICABLE TO OUTSTANDING SHARES        $ 55,433,855     $ 35,232,940     $ 71,257,692     $ 45,475,435


Capital shares, $1.00 par value
  Authorized                                         10,000,000       10,000,000       10,000,000       10,000,000

  Outstanding                                         4,820,580        2,080,301        5,552,397        2,629,431

NET ASSET VALUE PER SHARE                          $      11.50     $      16.94     $      12.83     $      17.29

See accompanying Notes to Financial Statements.


STATEMENTS
OF OPERATIONS
Year Ended March 31, 1998

                                                   BALANCED         EQUITY           HIGH YIELD       USA GLOBAL
                                                   FUND             FUND             FUND             FUND
INVESTMENT INCOME:
  Income:
    Dividends                                      $    439,158     $    360,038     $    243,736     $    452,651
    Interest                                          2,826,256          121,677        2,323,125          220,495
                                                      3,265,414          481,715        2,566,861          673,146

  Expenses (Note 2):
    Management fees                                     489,966          293,680          329,029          436,378
    Registration fees and expenses                       19,220           25,022           25,275           34,320
                                                        509,186          318,702          354,304          470,698
      Net investment income                           2,756,228          163,013        2,212,557          202,448

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions
    (excluding repurchase agreements):
    Proceeds from sales of investments               28,693,310       25,104,793        6,731,074       24,991,509
    Cost of investments sold                         25,474,441       22,545,587        5,945,804       22,578,056
    Net realized gain from sales of investments       3,218,869        2,559,206          785,270        2,413,453
    Gain from option contracts written                   33,873          337,716             -             628,905
      Net realized gain from investment
        transactions                                  3,252,742        2,896,922          785,270        3,042,358
  Unrealized appreciation (depreciation)
    on investments:
    Beginning of year                                 1,603,437        (248,434)          307,013          828,942
    End of year                                       6,226,301        5,061,945        2,438,312        7,774,430
    Increase in net unrealized appreciation
      on investments                                  4,622,864        5,310,379        2,131,299        6,945,488
      Net gain on investments                         7,875,606        8,207,301        2,916,569        9,987,846
      Increase in net assets resulting
        from operations                            $ 10,631,834     $  8,370,314     $  5,129,126     $ 10,190,294

See accompanying Notes to Financial Statements.



STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended March 31, 1998

                                                       BALANCED FUND               EQUITY FUND
                                                     1998          1997          1998          1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                         $  2,756,228  $  2,769,432  $    163,013  $    180,281
  Net realized gain from investment
    transactions                                   3,252,742     4,210,481     2,896,922     2,410,435
  Net unrealized appreciation (depreciation)
    of investments during the year                 4,622,864   (1,590,961)     2,896,922     2,410,435
    Net increase in net assets resulting
      from operations                             10,631,834     5,388,952     8,370,314     2,027,790

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                          (2,775,972)   (2,730,978)     (161,898)     (117,299)
  Net realized gain from investment
    transactions                                 (3,860,703)   (2,986,358)   (3,468,742)   (1,104,579)
    Total distributions to shareholders          (6,636,675)   (5,717,336)   (3,630,640)   (1,221,878)

INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS:*
  Proceeds from shares sold                       12,885,564    11,993,517    12,516,901    13,787,512
  Net asset value of shares issued for
    reinvestment of distributions                  6,520,617     5,290,321     3,566,498     1,166,645
                                                  19,406,181    17,283,838    16,083,399    14,954,157
  Cost of shares repurchased                    (11,716,138)  (23,280,181)   (5,659,255)   (1,636,346)
    Net increase (decrease) from
      capital share transactions                   7,690,043   (5,996,343)    10,424,144    13,317,811
      Total increase (decrease) in
        net assets                                11,685,202   (6,324,727)    15,163,818    14,123,723

NET ASSETS:
  Beginning of year                               43,748,653    50,073,380    20,069,122     5,945,399
  End of year (including undistributed
    net investment income of $18,710,
    $64,097, $59,581, and
    $74,949, respectively)                      $ 55,433,855  $ 43,748,653  $ 35,232,940  $ 20,069,122


*Shares issued and repurchased:
  Number of shares sold                            1,120,147     1,078,525       759,078       995,159
  Number of shares issued for reinvestment
    of distributions                                 595,174       484,825       234,208        80,961

  Number of shares repurchased                   (1,033,780)   (2,102,645)     (354,109)     (116,210)
    Net increase (decrease)                          681,541     (539,295)       639,177       959,910


**Distributions to shareholders:
   Income dividends per share                   $      .6501  $       .707  $      .0977  $      .1046
   Capital gains distribution per share         $      .9079  $       .833  $     1.8186  $      .9854

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended March 31, 1998

                                                       HIGH YIELD FUND           USA GLOBAL FUND
                                                     1997            1998        1997         1998
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                         $  2,212,557  $  1,009,590  $    202,448  $    116,725
  Net realized gain from investment
    transactions                                     785,270       434,013     3,042,358     1,878,723
  Net unrealized appreciation (depreciation)
    of investments during the year                   785,270       434,013     3,042,358     1,878,723
    Net increase in net assets resulting
    from operations                                5,129,126     1,666,335    10,190,294     2,615,059

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                          (2,186,837)     (975,729)     (175,131)      (69,093)
  Net realized gain from investment
    transactions                                   (642,456)     (193,359)   (2,940,660)     (793,347)
    Total distributions to shareholders          (2,829,293)   (1,169,088)   (3,115,791)     (862,440)

INCREASE (DECREASE) FROM CAPITAL
  SHARE TRANSACTIONS:*
  Proceeds from shares sold                      55,449,764     13,872,995    23,849,303    21,080,722
  Net asset value of shares issued for
    reinvestment of distributions                 2,687,187      1,036,474     3,019,319       825,953
                                                 58,136,951     14,909,469    26,868,622    21,906,675
  Cost of shares repurchased                    (8,765,697)    (3,120,776)  (15,559,371)   (1,581,818)
    Net increase (decrease) from
      capital share transactions                 49,371,254     11,788,693    11,309,251    20,324,857
      Total increase (decrease) in
        net assets                               51,671,087     12,285,940    18,383,754    22,077,476

NET ASSETS:
  Beginning of year                              19,586,605      7,300,665    27,091,681     5,014,205
  End of year (including undistributed
    net investment income of $18,710,
    $64,097, $59,581, and
    $74,949, respectively)                     $ 71,257,692   $ 19,586,605  $ 45,475,435  $ 27,091,681


*Shares issued and repurchased:
  Number of shares sold                           4,360,648      1,192,596     1,466,815     1,536,130
  Number of shares issued for reinvestment
    of distributions                                212,697         88,882       198,067        58,002

  Number of shares repurchased                    (690,445)      (266,952)     (957,318)     (113,650)
    Net increase (decrease)                       3,882,900      1,014,526       707,564     1,480,482


**Distributions to shareholders:
   Income dividends per share                  $      .8004   $       .798  $      .0653  $      .0528
   Capital gains distribution per share        $      .2365   $       .147  $     1.0157  $      .6072

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                                        BALANCED FUND
                                                                                    FOR THE PERIOD
                                                                                    FROM AUGUST 12, 1994
                                                        YEARS ENDED MARCH 31,       (INCEPTION)
                                                        1998      1997      1996    TO MARCH 31, 1995
Net asset value, beginning of period                 $  10.57  $  10.70  $  10.06   $  10.07
  Income from investment operations:
    Net investment income                                0.65      0.72      0.65       0.32
    Net gains (losses) on securities
      (both realized and unrealized)                     1.84      0.69      1.07     (0.03)
  Total from investment operations                       2.49      1.41      1.72       .29
  Less distributions:
    Dividends from net investment income               (0.65)    (0.71)    (0.68)     (0.30)
    Distributions from capital gains                   (0.91)    (0.83)    (0.40)       -
  Total distributions                                  (1.56)    (1.54)    (1.08)     (0.30)
Net asset value, end of period                       $  11.50  $  10.57  $  10.70   $  10.06
Total return                                           24.76%    13.22%    18.87%      2.91%


Ratios/Supplemental Data
Net assets, end of year (in millions)                $     55  $     44  $     50   $     38
Ratio of expenses to average net assets                 1.04%     1.05%     1.06%      1.06%
Ratio of net investment income to average net assets    5.61%     6.20%     6.27%      8.89%
Portfolio turnover rate                                   61%       56%       61%        33%
*Average commission paid per equity share trad       $ 0.0438  $ 0.0420      -          -

Performance ratios for the Funds' initial periods of operations are annualized, except total return.

*Disclosure required for fiscal years beginning after September 1, 1995.

See accompanying Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                                     EQUITY FUND
                                                                              FOR THE PERIOD
                                                                              FROM MAY 19, 1995
                                                     YEARS ENDED MARCH 31,    (INCEPTION)
                                                     1998      1997           TO MARCH 31, 1996
Net asset value, beginning of period                 $  13.93  $  12.36       $  10.14
  Income from investment operations:
    Net investment income                                0.08      0.15           0.21
    Net gains (losses) on securities
      (both realized and unrealized)                     4.85      2.51           2.72
  Total from investment operations                       4.93      2.66           2.93
  Less distributions:
    Dividends from net investment income               (0.10)    (0.10)         (0.20)
    Distributions from capital gains                   (1.82)    (0.99)         (0.51)
  Total distributions                                  (1.92)    (1.09)         (0.71)
Net asset value, end of period                       $  16.94  $  13.93       $  12.36
Total return                                           36.97%    21.23%         29.11%

Ratios/Supplemental Data
Net assets, end of year (in millions)                $     35  $     20       $      5
Ratio of expenses to average net assets                 1.09%     1.16%          1.06%
Ratio of net investment income to average net assets    0.56%     1.35%          2.55%
Portfolio turnover rate                                   93%      123%            63%
*Average commission paid per equity share traded     $ 0.0469  $ 0.0492           -

Performance ratios for the Funds' initial periods of operations are annualized, except total return.

*Disclosure required for fiscal years beginning after September 1, 1995.

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                                     HIGH YIELD FUND
                                                                              FOR THE PERIOD
                                                                              FROM MAY 19, 1995
                                                     YEARS ENDED MARCH 31,    (INCEPTION)
                                                     1998      1997           TO MARCH 31, 1996
Net asset value, beginning of period                 $  11.73  $  11.15       $  10.14
  Income from investment operations:
    Net investment income                                0.79      0.82           0.53
    Net gains (losses) on securities
      (both realized and unrealized)                     1.35      0.71           1.14
  Total from investment operations                       2.14      1.53           1.67
  Less distributions:
    Dividends from net investment income               (0.80)    (0.80)         (0.53)
    Distributions from capital gains                   (0.24)    (0.15)         (0.13)
  Total distributions                                  (1.04)    (0.95)         (0.66)
Net asset value, end of period                       $  12.83  $  11.73       $  11.15
Total return                                           18.63%    14.02%         16.67%

Ratios/Supplemental Data
Net assets, end of year (in millions)                $     71  $     20       $      7
Ratio of expenses to average net assets                 1.03%     1.13%          1.03%
Ratio of net investment income to average net assets    6.43%     7.63%          7.40%
Portfolio turnover rate                                   24%       39%            25%
*Average commission paid per equity share traded          -         -             -

Performance ratios for the Funds' initial periods of operations are annualized, except total return.

*Disclosure required for fiscal years beginning after September 1, 1995.

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                                     USA GLOBAL FUND
                                                                              FOR THE PERIOD
                                                                              FROM MAY 19, 1995
                                                     YEARS ENDED MARCH 31,    (INCEPTION)
                                                     1998      1997           TO MARCH 31, 1996
Net asset value, beginning of period                 $  14.10  $  11.35       $  10.14
  Income from investment operations:
    Net investment income                                0.07      0.08           0.15
    Net gains (losses) on securities
      (both realized and unrealized)                     4.20      3.32           1.61
    Total from investment operations                     4.27      3.40           1.76
  Less distributions:
    Dividends from net investment income               (0.06)    (0.05)         (0.15)
    Distributions from capital gains                   (1.02)    (0.61)         (0.39)
      Total distributions                              (1.08)    (0.66)         (0.54)
Net asset value, end of period                       $  17.29  $  14.10       $  11.36
Total return                                           31.33%    29.87%         17.49%


Ratios/Supplemental Data
Net assets, end of year (in millions)                $     45  $     27       $      5
Ratio of expenses to average net assets                 1.09%     1.13%          1.06%
Ratio of net investment income to average net assets    0.47%     0.79%          1.94%
Portfolio turnover rate                                   64%       88%           123%
*Average commission paid per equity share traded     $ 0.0471  $ 0.0486           -

Performance ratios for the Funds' initial periods of operations are annualized, except total return.

*Disclosure required for fiscal years beginning after September 1, 1995.

See accompanying Notes to Financial Statements.





NOTES TO FINANCIAL
STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. Security Valuation - Corporate stocks, bonds and options traded on a national securities exchange or national market are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors.

B. Federal and State Taxes - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required. The Buffalo Balanced, Equity, High Yield and USA Global Funds designate $2,448,588, $670,056, $40,214 and $920,382, respectively as capital gain dividends.

C. Options - In order to produce incremental earnings and protect gains, the Funds may write covered call options on portfolio securities. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees were paid to Jones & Babson, Inc. at the rate of 1% per annum of the average daily net asset values of the Funds for services which include administration, and all other operating expenses of the Funds except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Funds and its shares and the cost of qualifying the Funds' shares for sale in any jurisdiction. Certain officers and/or directors of the Funds are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended March 31, 1998, (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Balanced Fund
	Purchases		$    34,595,175
        Proceeds from sales          28,693,310
Equity Fund
	Purchases		$    32,643,892
        Proceeds from sales          25,104,793
High Yield Fund
	Purchases		$    29,538,046
        Proceeds from sales           6,731,074
USA Global Fund
	Purchases		$    34,076,926
        Proceeds from sales          24,991,509

4. COVERED CALL OPTIONS:

There were no outstanding Covered Call Options as of March 31, 1998. Transactions in call options written for the year ended
March 31, 1998, were as follows:

                                        Number of       Premium
                                        Contracts       Amount
Balanced Fund
Balance at March 31, 1997                -               $   -
Opened                                  150                51,499
Expired                                 (50)               (9,875)
Closing Buys                            (50)              (28,624)
Exercised                               (50)              (13,000)
Balance at March 31, 1998                -               $   -

Equity Fund
Balance at March 31, 1997               278              $  72,301
Opened                                1,493                277,005
Expired                                (592)               (93,658)
Closing Buys                            (76)               (20,315)
Exercised                            (1,103)              (235,333)
Balance at March 31, 1998              -                 $    -

USA Global Fund
Balance at March 31, 1997               680              $ 101,114
Opened                                2,834                527,791
Expired                              (2,793)              (465,459)
Exercised                              (721)              (163,446)
Balance at March 31, 1998              -                 $    -


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
Buffalo Balanced Fund, Inc.
Buffalo Equity Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo USA Global Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc. and Buffalo USA Global Fund, Inc. (the Funds) as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on ouraudits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1998, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above at March 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

                                        /s/ ERNST & YOUNG LLP

Kansas City, Missouri
May 8, 1998


This report has been prepared for the information of the Shareholders of the Buffalo Funds, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



BUFFALO MUTUAL FUNDS

Balanced Fund
Equity Fund
High Yield Fund
USA Global Fund


Buffalo Funds
Jones & Babson Distributors
A member of the Generali Group

BMA Tower
700 Karnes Blvd.
Kansas City, Missouri 64108-3306

1-800-49-BUFFALO
(1-800-492-8332)



JB9C-2                                  5/98